UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2025
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1800 Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.    Entry into a Material Definitive Agreement.
On April 16, 2025, the Board of Directors (the “Board”) of Asure Software, Inc. (the “Company”) approved a Fourth Amended and Restated Rights Agreement (the “Fourth Amended Rights Agreement”), by and between the Company and Equiniti Trust Company LLC (the “Rights Agent”), to be dated effective October 28, 2025, subject to the approval of the Company's stockholders. On June 2, 2025, the Fourth Amended Rights Agreement was approved by the stockholders at the 2025 Annual Meeting of Stockholders, and the Fourth Amended Rights Agreement will become effective October 28, 2025.
The Fourth Amended Rights Agreement is identical to the Third Amended and Restated Rights Agreement, dated effective October 28, 2022, by and between the Company and American Stock Transfer & Trust Company LLC (“AST”), except that, (i) it extends the Final Expiration Date (as defined in the Fourth Amended Rights Agreement), from October 28, 2025, to October 28, 2028; and (ii) the former rights agent, AST, was merged into the Rights Agent, which has assumed all corresponding rights and obligations under Fourth Amended Rights Agreement.
The foregoing summary of the Fourth Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 is incorporated herein by reference in its entirety.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 2, 2025, we held our 2025 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the seven directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; (ii) ratify the Audit Committee’s appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2025; (iii) approve the Asure Software, Inc. Fourth Amended and Restated Rights Agreement; (iv) approve an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock available for issuance under such plan by 2,250,000 shares; (v) approve, on a non-binding advisory basis, the compensation of our named executive officers; and (vi) approve, on a non-binding advisory basis, the frequency of advisory votes for the compensation of our named executive officers. There were 24,639,978 shares of common stock represented either in person or by proxy at the meeting.

The final voting results for each of the proposals are as follows:

Election of Directors (Item 1): The stockholders elected the following individuals as directors of the Company with the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Allen	21,046,508	177,730	3,415,740
W. Carl Drew	20,107,345	1,116,893	3,415,740
Daniel Gill	21,048,881	175,357	3,415,740
Patrick Goepel	18,998,918	2,225,320	3,415,740
Grace Lee	19,997,125	1,227,113	3,415,740
Bradford Oberwager	21,163,323	60,915	3,415,740
Bjorn Reynolds	18,690,664	2,533,574	3,415,740
Ratification of the Audit Committee’s appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2025 (Item 2): The stockholders ratified the appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2025. The proposal was supported by 99.79% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,588,169	43,544	8,265	—

Approval of the Asure Software, Inc. Fourth Amended and Restated Rights Agreement (Item 3): The stockholders approved the Fourth Amended and Restated Rights agreement to be dated effective October 28, 2025. The proposal was supported by 93.45% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,834,602	1,371,400	18,236	3,415,740

Approval of an amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 2,250,000 shares (Item 4): The stockholders approved the amendment to the Asure Software, Inc. 2018 Incentive Award Plan. The proposal was supported by 68.58% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,556,230	6,381,278	286,730	3,415,740

Approval, on a non-binding advisory basis, of the compensation of our named executive officers (Item 5): On an advisory basis, the stockholders approved the compensation of the Company’s named executive officers. The proposal was supported by 84.40% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,912,219	2,805,903	506,116	3,415,740

Approval, on a non-binding advisory basis, of the frequency of advisory votes for the compensation of our named executive officers (Item 6): On an advisory basis, the stockholders approved the frequency of 3 years for future advisory votes of the compensation of the Company’s named executive officers. The proposal was supported by 53.56% of the votes cast, including abstentions.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,999,340	50,402	11,368,311	806,185	3,415,740

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1
Fourth Amended and Restated Rights Agreement by and between Asure Software, Inc. and Equiniti Trust Company LLC to be effective October 28, 2025 (Previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 1-34522), filed April 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: June 2, 2025	By:	/s/ John Pence
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer